May 1, 2024

The Insured Series Policy

A Level Premium Variable Life Insurance Policy

Issued by: Nassau Life Insurance Company

UPDATING SUMMARY PROSPECTUS

This Updating Summary Prospectus provides updated information about The Insured Series Policy, an individual level premium variable life insurance policy (the “Policy”).

The prospectus for the Policy contains more information about the Policy, including its features, benefits, and risks. You can find the current prospectus and other information about the Policy online at https://dfinview.com/Nassau-PHL/TAHD/NAS000017. You can also obtain this information at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

GLOSSARY

The following are defined terms used in this Updating Summary Prospectus:

Cash Value – The Cash Value of the Policy varies daily and on any day within a Policy Year equals the value as of the end of the prior Policy Year, plus the net premiums that You have paid since that date, plus the actual net investment return of the Subaccounts You have selected, plus the interest credited on the Fixed Account if selected, plus the interest credited on amounts of any outstanding loans, adjusted for the cost of insurance protection and surrenders.

Face Amount – The dollar amount of insurance coverage You select, which is the Policy’s guaranteed minimum death benefit.

Fixed Account – A fixed interest investment option under the Policy.

Fund – A mutual fund underlying this Policy.

NNY, Us, We, Our or Company – Nassau Life Insurance Company

Policy – The individual level premium variable life insurance policy for which this summary prospectus provides updated information.

Policy Anniversary – The date of each one-year interval as measured from the date Your Policy is issued.

Policy Year – a twelve-month period as measured from the date Your Policy is issued until the first Policy Anniversary, and from each Policy Anniversary to the next Policy Anniversary thereafter.

Subaccount – A segregated investment subaccount under First Investors Life Level Premium Variable Life Insurance Separate Account B, the separate account of NNY that supports the Policy. Each Subaccount invests in the shares of a single Fund.

You or Your – A Policyowner who is reading this summary prospectus.

UPDATED INFORMATION ABOUT YOUR POLICY

The following is a summary of certain Policy features that have changed since the Updating Summary Prospectus dated May 1, 2023. This does not reflect all of the changes that have occurred since You entered into Your Policy.

•

Effective April 26, 2024, the Delaware VIP International Series (the “Target Fund”) was reorganized into the Delaware Ivy VIP International Core Equity series (the “Acquiring Fund”). After the reorganization, any contract value allocated to a sub-account that invests in the Target Fund (“Target Fund Sub-Account”), was automatically transferred to the sub-account investing in the Acquiring Fund (“Acquiring Fund Sub-Account”). The Target Fund Sub-Account is no longer available for investment. The Acquiring Fund was rebranded on or about May 1, 2024, to the Macquarie VIP International Core Equity Series.

•

For the fund reorganization described above, any standing Policy instructions that included the Target Fund Sub-Account were automatically updated to replace the Target Fund Sub-Account with the Acquiring Fund Sub-Account.

•	Effective May 1, 2024, the name of each Fund was rebranded as follows:

Old Name	New Name
Delaware VIP Limited Duration Bond Series	Macquarie VIP Limited Duration Bond Series
Delaware VIP Total Return Series	Macquarie VIP Total Return Series
Delaware VIP Opportunity Series	Macquarie VIP Opportunity Series
Delaware VIP Investment Grade Series	Macquarie VIP Investment Grade Series
Delaware VIP Small Cap Value Series	Macquarie VIP Small Cap Value Series
Delaware VIP Fund for Income Series	Macquarie VIP Fund for Income Series
Delaware VIP Growth Equity Series	Macquarie VIP Growth Equity Series
Delaware VIP Growth and Income Series	Macquarie VIP Growth and Income Series
Delaware VIP International Series	Macquarie VIP International Core Equity Series

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None			Fee Tables
Transaction Charges

You may be charged for transactions. Specifically:

•   A premium charge is deducted from each premium payment.

•   A Premium Tax Charge is deducted from each premium payment.

•   A First Year Charge may be deducted upon payment of first year premium.

•   An Annual Administrative Charge is deducted from each premium payment.

•   A Risk Charge is deducted from each premium payment.

•   There is an increase to Your required premiums if You elect to pay premiums on other than an annual basis.

•   An additional charge is deducted from each premium payment if You own an optional insurance rider.

Fee Tables; Charges and Expenses
Ongoing Fees and Expenses (annual charges)

In addition to transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses. Those ongoing fees and expenses include a cost of insurance charge, mortality and expense risk charge and loan interest (if You take a Policy loan). Such fees and expenses may be set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the Policy specifications page of Your Policy for the rates applicable to Your Policy.

You will also bear expenses associated with the Funds under the Policy, as shown in the following table

Fee Tables; Charges and Expenses; Appendix A: Funds Available Under the Policy

	Annual Fee	MIN.	MAX.
	Investment options (Underlying Fund fees and expenses)*	0.21%	1.15%
* As a percentage of fund assets. The fees of the funds are as of 12/31/23, and such fees can vary over time

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Policy.	Principal Risks of Investing in the Policy
Not a Short-Term Investment

•   A Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•   Partial surrenders are only allowed on Policy Anniversaries.

•   A partial surrender may reduce Your Policy’s Face Amount and may have adverse tax consequences.

•   You can avoid such possible adverse tax consequences by holding Your Policy for the long-term and minimizing surrenders.

•   Tax deferral is more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Policy; Charges and Expenses
Risks Associated with Investment Options

•   An investment in this Policy is subject to the risk of poor investment performance of the Funds You choose, which performance can vary among the Funds.

•   Each Fund has its own unique risks.

•   You should review the prospectuses for the Funds before making an investment decision.

Principal Risks of Investing in the Policy; Appendix A: Funds Available Under the Policy.
Insurance Company Risks	An investment in the Policy is subject to the risks related to NNY, including that any obligations, guarantees, or benefits are subject to the claims-paying ability of NNY. More information about NNY, including its financial strength ratings, is available upon request by calling toll-free at 1-800-541-0171 and also is available at www.nfg.com.	Nassau Life Insurance Company

RISKS		LOCATION IN PROSPECTUS
Contract Lapse	Your Policy will remain in force as long as You pay Your premiums and Your loan balance is less than the Cash Value. If You fail to pay Your premiums or Your loan balance exceeds the Cash Value, Your Policy may lapse, or end. In such case, if You do not elect one of the continued insurance options, We will automatically purchase continued insurance with the Policy’s Cash Value (if any). This may delay but not necessarily avoid the lapse of Your Policy. If Your Policy lapses, it may not be reinstated. Withdrawals, loans (and associated loan interest), fees and charges, failure to make premium payments, and poor investment performance can negatively affect Policy value, and increase the risk of Policy lapse. If the Policy lapses, the death benefit will not be paid.	Default and Options on Default Reinstatement

RESTRICTIONS		LOCATION IN PROSPECTUS
Investments

•   NNY reserves the right to remove or substitute Funds available under the Contract.

•   There is a limit of two transfers between two or more Subaccounts in any Policy Year.

•   You may allocate Cash Value to no more than five of the Subaccounts at any time.

•   Your allocation to any one Subaccount may not be less than 10% of the Cash Value.

•   We reserve the right to limit transfers if frequent or large transfers occur.

The Subaccounts; Allocation of Net Premiums to the Investment Options
Optional Benefits	We offer several optional riders under the Policy. The insurance features added by these riders include waiver of premium in the event of total disability, payment of an additional death benefit in the event of accidental death, and additional fixed term life insurance for a 12-year period.	Optional Insurance Riders

TAXES	LOCATION IN PROSPECTUS
Tax Implications

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

•   If You purchase the Policy through a qualified retirement plan or an individual retirement account, You do not receive any additional tax deferral.

•   Any gain on Your Policy is taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty tax if You take a withdrawal before age 59 1⁄2.

Federal Tax Information

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

Currently, We do not make new sales of the Policy, and thus the compensation practices described here relate primarily to compensation with respect to prior sales.

Your registered representative may have received compensation for selling the Policy to You. We generally pay compensation as a percentage of premium payments invested in the Policy (“commissions”). NNY may also pay for sales and distribution expenses out of any payments We or the principal underwriter of the Policies may receive from the Funds for providing administrative, marketing and other support and services to the funds. To the extent permitted by FINRA rules and other applicable laws and regulations, the principal underwriter may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The presence of these forms of compensation can influence a registered representative to recommend the Policy over another investment.

Distribution of the Policy

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Exchanges	As a general matter, some investment professionals could have a financial incentive to offer You this Policy in place of another policy You currently own. Similarly, some investment professionals may have a financial incentive to offer You a new policy to replace this Policy. You should only exchange a policy if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new policy rather than continue to own Your existing policy. Currently, We do not offer this Policy for new sales, and thus would not offer this Policy in connection with such a replacement transaction.	Distribution of the Policy

APPENDIX A: FUNDS AVAILABLE UNDER THE POLICY

The following is a list of underlying Funds available under the Policy. More information about the underlying Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000017. You can also request this information at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that Your Policy may charge. Expenses would be higher and performance would be lower if these charges were included.

Each Fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
To seek high current income.	Macquarie VIP Fund for Income Series - Delaware Management Company Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	0.75%*	13.27%	5.16%	3.94%
To seek long-term growth of capital and current income.	Macquarie VIP Growth and Income Series - Delaware Management Company Macquarie Investment Management Global Limited	0.72%*	12.11%	12.14%	8.00%
To seek long-term capital growth.	Macquarie VIP International Core Equity Series - Delaware Management Company Macquarie Investment Management Global Limited	0.86%*	13.58%	6.08%	4.76%
To seek to generate a maximum level of income consistent with investment primarily in investment grade debt securities.	Macquarie VIP Investment Grade Series - Delaware Management Company Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	0.63%*	7.57%	2.22%	2.37%
To seek current income consistent with low volatility of principal.	Macquarie VIP Limited Duration Bond Series - Delaware Management Company	0.53%*	5.29%	1.60%	0.68%

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
	Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited
To seek long-term capital growth.	Macquarie VIP Opportunity Series - Delaware Management Company Macquarie Investment Management Global Limited	0.83%*	16.30%	12.25%	7.37%
To seek long-term growth of capital.	Macquarie VIP Growth Equity Series - Delaware Management Company Macquarie Investment Management Global Limited	0.77%	38.40%	17.90%	13.50%
To seek to provide sustainable current income with potential for capital appreciation with moderate investment risk.	Macquarie VIP Total Return Series - Delaware Management Company Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	0.85%*	12.63%	7.06%	4.90%
To seek capital appreciation.	Macquarie VIP Small Cap Value Series - Delaware Management Company Macquarie Investment Management Global Limited	0.78%	9.45%	10.21%	7.06%
Seeks to maximize current income to the extent consistent with preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.	Goldman Sachs Government Money Market Fund (Institutional Class) - Goldman Sachs Asset Management, L.P.	0.19%*	5.05%	1.82%	1.19%

*	This Fund’s annual expenses reflect temporary fee reductions.

This summary prospectus incorporates by reference the prospectus and statement of additional information (SAI) for the Policy, both dated May 1, 2024, as may be amended or supplemented from time to time. The SAI may be obtained free of charge in the same manner as the prospectus.

EDGAR Contract Identifier: C000221948